SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 1994
                                                 -----------------

                       CONTINENTAL HOMES HOLDING CORP.

           (Exact name of registrant as specified in its charter)

             Delaware                 0-14830            86-0554624
(State or other jurisdiction of     (Commission       (I.R.S. Employer
incorporation or organization)      File Number)     Identification No.)

7001 North Scottsdale Road, Suite 2050
         Scottsdale, Arizona                                    85253
(Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code (602) 483-0006


                               Not Applicable

_____________________________________________________________________________
        (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets

     On November 18, 1994, Continental Homes Holding Corp. (the "Company") consummated the acquisition of Heftler Realty Co., a Florida Corporation ("Heftler"). The acquisition was effected pursuant to a Stock Purchase Agreement (the "Agreement") between Herbert Heftler, Monica Heftler, Roger Heftler, Joel Kovin, Thomas Iglesias, Jack Shell, and Candice Sharpsteen (collectively "Seller") and the Company.

     Under the terms of the Agreement, the total consideration given to Seller was $28,500,000 in cash paid at closing. The sources of funds used for the acquisition were funds generated from operations and borrowings under the Company's existing lines of credit with Bank One, Arizona N.A. and Norwest Bank. The consideration was determined pursuant to arms-length negotiations between the Company and Seller.

     In 1993, Heftler ranked as the third largest builder in Dade County, Florida and the 11th largest builder in Broward County, Florida both in terms of revenues and units closed. Since its founding almost fifty years ago, Heftler has built and sold more that 27,000 homes in 15 states and Puerto Rico. Heftler began its Florida operations in 1956 and has operated exclusively in South Florida for the last 19 years.

Item 7.  Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired.
          It is impracticable to provide the required financial information for Heftler at the time this report on Form 8-K is filed. The required financial statements will be filed under Form 8-K/A as soon as practicable but in no event later than February 1, 1995.

     (b)  Pro Forma Financial Information.
          It is impracticable to provide the required pro forma financial information for Heftler at the time this report on Form 8-K is filed. The required pro forma financial information will be filed under cover of a Form 8-K/A as soon as practicable but in no event later than February 1, 1995.

     (c)  Exhibits.

          2.1 Stock Purchase Agreement between Seller and Continental Homes Holding Corp. dated November 3, 1994.

         10.1 Loan Agreement dated November 17, 1994 between Bank One, Arizona NA ("BOAZ") and Heftler Realty Co. ("Heftler").

         10.2 Promissory Note dated November 17, 1994 by Heftler in favor of BOAZ in the principal amount of $10,000,000.

         10.3 Master Loan Agreement dated August 29, 1994 between NationsBank of Florida, N.A. ("Nations") and Heftler.

         10.4 First Amendment to Loan Agreement dated November 16, 1994 between Nations and Heftler.

         10.5 Consolidation Promissory Note dated November 16, 1994 by Heftler in favor of Nations in the principal amount of $20,000,000.


                                 SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CONTINENTAL HOMES HOLDING CORP.



  Date: December 2, 1994                       /s/ Kenda B. Gonzales
       ------------------                      -----------------------------
                                                   Kenda B. Gonzales
                                                   Secretary and Treasurer
                                                   (Chief Financial Officer)